UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2012

Illumina, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35406	33-0804655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, California	92122
(Address of principal executive offices)	(Zip Code)

(858) 202-4500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 2, 2012, Illumina, Inc. issued a press release announcing preliminary financial information for the first quarter ended April 1, 2012. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

This Form 8-K, including the exhibit hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as “filed” under, the Securities Exchange Act of 1934, as amended. The information in this report shall not be incorporated by reference into any filing of Illumina, Inc. with the Securities and Exchange Commission, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release dated April 2, 2012 announcing Illumina, Inc.’s preliminary financial information for the first quarter ended April 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.

By:	/s/ Marc A. Stapley
Name:	Marc A. Stapley
Title:	Senior Vice President & Chief Financial Officer

Date: April 2, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 2, 2012 announcing Illumina, Inc.’s preliminary financial information for the first quarter ended April 1, 2012.